Exhibit 99.2

A Highly Regulated &

EMERGING INDUSTRY

"We are building for an industry that does not yet exist.
It's our responsibility to make sure it gets done right."

-Bryan McLaren

ZONED® PROPERTIES INC

Investor Presentation

November 2021 | OTCQB: ZDPY

OTCQB: ZDPY I November 2021

877-360-8839 | @ZonedProperties

FORWARD - LOOKING STATEMENTS O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties Safe Harbor Statement This press release contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future .

COVID - 19 STATEMENT O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . The Company is monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in the Company’s portfolio are open to its Significant Tenants pursuant to state and local government requirements . At this time, the Company does not foresee any material changes to its operations from COVID - 19 . The Company’s tenants are continuing to generate revenue at these properties, and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while the Company does not anticipate an impact on its operations, it cannot estimate the duration of the pandemic and potential impact on its business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to the Company’s business, including weakened demand for its properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . At this time, the Company is unable to estimate the impact of this event on its operations .

Z O N ED P R OPE R T IES ® , I N C . Our MISSION To provide a full - spectrum of Real Estate Services for the Regulated Cannabis Industry , positioning the Company for Real Estate Investments & Revenue Growth . Our VISION Our VALUES Integrating Legacy Cannabis into Modern Communities & Markets through Real Estate Development Projects. O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties Sophistication , Safety , Sustainability , Stewardship

THE MARKET LANDSCAPE; LOCALITIES O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

T HE MA RK ET L A ND S C APE; R EAL ES TA TE O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

T HE MA RK ET L A ND S C APE; C A NN A B IS O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

THE MARKET NEED

ZONED PROPERTIES INC

How to Fund & Develop $50 BILLION+ of Commercial Real Estate for Cannabis Industry?

CAPITAL

SERVICES



Real Estate Investment Trusts (REITs)

Real Estate Development Firms (Zoned Properties, Inc.)

*Zoned Properties is not a REIT, but we play in the same Sandbox.

OTCQB: ZDPY I November 2021

877-360-8839 | @ZonedProperties

THE MARKET CHALLENGE Regulated Cannabis Industry Market Challenge Properly predicting the risk and success of a regulated operator, which will in turn affect the potential value of the operating property. O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties How can a Real Estate Company, Fund, or Investor effectively identify real estate or properties with successful operators for acquisition targets and investment opportunities?

ZONED PROPERTIES MARKET SOLUTION Strategic Projects O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

ZONED PROPERTIES PROPERTY PORTFOLIO

ZONED PROPERTIES INC

ZONED PROPERTIES INC

(Real Estate Assets & Investment Revenue)



Zoned Properties Property Portfolio
Zoned Properties Advisory Services
Zoned Properties Brokerage Services
Zoned Properties Franchise Services
Zoned Properties PropTech Services

(Real Estate Services Revenue & Growth Divisions)

Zoned Properties has positioned the organization as a leading real estate development firm for emerging and highly regulated industries, specifically focusing its best practices on the emerging regulated cannabis industry. We are redefining strategic approaches to commercial real estate in regulated sectors through value-driven service offerings built out of market necessity to support an evolving and increasingly complex business landscape.

OTCQB: ZDPY I November 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES PROPERTY PORTFOLIO O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties (A s o f S ep t embe r 30 , 202 1 )

ZONED PROPERTIES PROPERTY PORTFOLIO O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties Quarter Milestone with new Base Rental Revenue P r o p e r ties Owned Square Feet Owned Square Feet Rentable Annual Base Rental Revenue 2020 Q1 (Actual) 4 2,302,629 SQF 102,937 SQF $972,000 2021 Q1 (Actual) 4 2,302,629 SQF 102,937 SQF $1,074,000 2021 Q3* (Actual) 4 2,302,629 SQF 130, 449 S Q F $1,344,718 2022 Q1** (Projected) 4 2,302,629 SQF 160, 449 S Q F $1,639,918 2023 Q1** (Projected) 4 2,302,629 SQF 190,449 SQF $1,935,118 2024 Q1** (Projected) 4 2,302,629 SQF 220,449 SQF $2,230,318 *Ac tual - B eg i nn i ng Septe m ber 01, 2021 **Projected for Completion (A s o f S ep t embe r 30 , 202 1 )

ZONED PROPERTIES SERVICES VERTICALS

ZONED PROPERTIES INC

(Real Estate Assets & Investment Revenue)


Zoned Properties Property Portfolio
Zoned Properties Advisory Services
Zoned Properties Brokerage Services
Zoned Properties Franchise Services
Zoned Properties PropTech Services

(Real Estate Services Revenue & Growth Divisions)

Our investment thesis here is simple: If operators succeed, (i.e. our clients and tenants), then Zoned Properties succeeds (i.e. as landlords and service providers)….Allowing us to increase property values, mitigate risk, and capture service revenues along the way to boost cash position and cover overhead costs. The process also creates access to future investment/acquisitions to grow our portfolio.

OTCQB: ZDPY I November 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES ADVISORY SERVICES

ZONED PROPERTIES INC

WE HELP CLIENTS DEVELOP CANNABIS PROJECTS

Let *us* develop your project, so *you* can develop your business.

SECURE Your Property

DEVELOP Your Project

SUSTAIN Your Profits

CLIENT & PARTNER TESTIMONIALS

"Our business would not exist without the strategic guidance from Zoned Properties."

–Valera K.
Chief Compliance Officer

"Zoned Properties has been an excellent partner in this project."

–Ruth M.
Development Services Director

"The Town of Parachute is excited to see a Zoned Properties development come to town."

–Stuart M.
Town Manager

OTCQB: ZDPY I November 2021

877-360-8839 | @ZonedProperties

ZONED PROPERTIES BROKERAGE SERVICES
ZONED PROPERTIES INC

Real estate transactions in the regulated cannabis industry can be extremely challenging. That's why we created our own licensed brokerage team to directly guide clients through the process toward a successful transaction.

ZONED PROPERTIES BROKERAGE LLC

OTCQB: ZDPY I November 2021
877-360-8839 | @ZonedProperties

ZONED PROPERTIES STRATEGIC PROJECTS

ZONED PROPERTIES INC

REZONE

OPEN DØR DISPENSARIES

BEAKON

1. Help Operators identify properly zoned properties

(PropTech Services)

2. Help Operators succeed at those properties

(Franchise Services)

3. Help Operators increase foot-traffic to properties

(PropTech Services)

OTCQB: ZDPY I November 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES PROPTECH PROJECT • We believe Property Technology will become a significant driver of value in regulated real estate marketplaces, especially regulated cannabis industry . • Zoned Properties has partnered with & provided $ 90 , 000 investment for a GIS zoning and mapping platform, REZONE , to leverage our real estate expertise through a scalable property technology platform . • Through our capital investment, Zoned Properties holds a 50 % equity stake in REZONE along with our partner, Zoneomics . O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

ZONED PROPERTIES FRANCHISE PROJECT • We believe Franchise Organizations are strong drivers of value for real estate development and investment opportunities . • Zoned Properties has partnered with & provided $ 200 , 000 investment for a national cannabis retail franchisor, Open Dør Dispensaries , to leverage our real estate services across a multi - state platform . • Through our convertible debenture, Zoned Properties has the right to convert its investment for up to a 33 % equity stake . O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

ZONED PROPERTIES PROPTECH PROJECT • We believe Property Technology will become a significant driver of value in regulated real estate marketplaces, especially regulated cannabis industry . • Zoned Properties has partnered with & provided $ 85 , 000 + investment for a brick & mortar real estate platform, using consumer - centric and brand - centric property technology solutions to drive foot - traffic . • Through our capital investment, Zoned Properties holds a 50 % equity stake in BEAKON along with our partner, and together we hold the exclusive license to apply an existing technology platform for the Cannabis industry . O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

SUMMARY CAPITAL STRUCTURE

ZONED PROPERTIES INC

(As of September 30, 2021)

*$ in millions

Book Value (BV) of Total Capital



75%
Book Value of Equity
$8.0M[1]
Total Capital
25%
Total Debt

Market Value (MV) of Total Capital



85%
Market Value of Equity
$13.3M[2]
Total Capital
15%
Total Debt

[1] $2.02M of Debt + $6.02M of Stockholders' Equity = $8.04M BV of Total Capital

[2] $2.02M of Debt + $11.29M of MV Equity ($0.925/share at 9/30/2021 * 12.20M shares outstanding) = $13.31 MV of Total Capital

OTCQB: ZDPY I November 2021 877-360-8839 | @ZonedProperties

STATEMENT OF OPERATIONS & CASH FLOW O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties Nine Months Ended Y ear Ended 9/30/2021 12/31/2020 12/31/2019 12/31/2018 12/31/2017 Total revenues $1,283,274 $1,215,442 $1,260,421 $1,236,930 $2,113,864 Total operating expenses $1,240,440 $1,177,709 $1,259,706 $3,198,413 $1,416,698 Interest expenses $90,000 $120,000 $120,000 - $42,983 Interest expenses – related parties $900 $1,200 $1,200 $121,200 $129,288 Net (loss) income $(54,236) $(78,338) $(12,281) 1 ($2,027,278) 2 $1,377,902 3 Net cash provided by operating activities $387,999 $170,040 $284,914 $359,984 $53,923 Total common shares outstanding 12,201,548 12,011,548 11,901,548 17,441,552 17,345,497 1 Includes $108,204 one - time gain from receipt of utilities rebate. 2 Includes $1.9 million one - time, non - cash write - off of deferred rent receivable. 3 Includes $ 831,753 one - time gain from the sale of property. (A s o f S ep t embe r 30 , 202 1 )

SUMMARY BALANCE SHEETS O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties As of 9/30/2021 12/31/2020 Cash $1,090,682 $699,335 Ren t al P r ope r t i e s , net $6,528,082 $7,027,436 Total Debt $2,020,000 $2,020,000 Total Liabilities $2,223,518 $2,192,000 Total Shareholders’ Equity $6,017,313 $5,935,737 Total Assets $8,240,831 Total Liabilities $2,223,518 Total Shareholders' Equity $6,017,313 (A s o f S ep t embe r 30 , 202 1 )

INDUSTRY LEADERSHIP Executive Councils & Membe r sh i ps O T C Q B : Z D P Y I N o v e mb er 2021 877 - 360 - 8839 | @ZonedProperties

COMPANY LEADERSHIP

ZONED PROPERTIES INC

Board of Directors

Bryan McLaren Chairman	**Alex McLaren** Director	**Art Friedman** Independent Director	**David Honaman** Independent Director	**Derek Overstreet** Independent Director

Executive Management

Bryan McLaren, MBA Chief Executive Officer Chief Financial Officer	**Berekk Blackwell** Chief Operating Officer

OTCQB: ZDPY I November 2021 **877-360-8839 | @ZonedProperties**

ZONED PROPERTIES®, INC.

ZONED PROPERTIES INC

ANCILLARY / NON-PLANT TOUCHING

CASH FLOW POSITIVE FROM OPERATIONS

2 MILLION SQ. FT. OF PROPERTY OWNERSHIP
(No Toxic Debt)

OVER 5-YEARS AS PUBLIC COMPANY IN REGULATED CANNABIS

EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB

MULTI-STATE EXPERIENCE & PROVEN SUCCESS

TIGHT CAPITAL STRUCTURE 12,201,548 COMMON SHARES
(As of September 2021)

COMMUNITY FOCUSED REGULATED CANNABIS CO.

OTCQB: ZDPY I November 2021

877-360-8839 | @ZonedProperties

FOR MORE INFORMATION

ZONED PROPERTIES INC

COMPANY CONTACT

Bryan McLaren; Chairman & CEO

Zoned Properties, Inc. | Scottsdale, AZ

www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com

OTCQB: ZDPY I November 2021 877-360-8839 | @ZonedProperties